SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  August 29, 2022

AXIM BIOTECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54296	27-4092986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6191 Cornerstone Court, E., Suite 114 San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

(858) 923-4422

(Registrant’s telephone number, including area code)

(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

           Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.               ☐

Item 1.01Entry into a Material Definitive Agreement

Effective August 24, 2022, AXIM Biotechnologies, Inc. (the “Company”) entered into a Securities Purchase Agreement (the "Agreement") with Catalina Valencia, an affiliate of the Company, for the purchase of 3,861,004 restricted shares of Company common stock for a total purchase price of $100,000 (the "Transaction").  Ms. Valencia serves as Chief Executive Officer of Sapphire Biotech, Inc., a wholly-owned subsidiary of the Company.  Under the Agreement terms, either party had the right to cancel the Agreement at any time with written notice to the other party. On August 29, 2022 the Company issued 3,861,004 restricted shares of common stock to Ms. Valencia, fulfilling the Agreement and consummating the Transaction.

On July 23, 2022, the Company entered into a Stock Purchase Agreement (the "SPA") with Versea Holdings, Inc. ("Versea") to purchase 10,000,000 restricted shares of Company common stock for a total purchase price of $250,000 (the "Transaction"). The purchase price was payable in two payments, the first payment was due upon execution of the SPA and the second payment was due within 30 days. Under its terms, either party had the right to cancel the SPA at any time with written notice to the other party. On August 29, 2022 the Company issued 10,000,000 restricted shares of common stock to Versea, fulfilling the SPA and consummating the Transaction.

The Company sold the securities referenced in this Item 1.01 in reliance upon an exemption from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

The foregoing summaries of the Securities Purchase Agreements do not purport to be complete and are subject to, and qualified in their entirety, by reference to the Securities Purchase Agreements attached hereto as Exhibits 10.1 and 10.2 respectively, which are incorporated herein by reference.

Item 3.02Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit #	Description

10.1	Securities Purchase Agreement dated August 24, 2022

10.2	Stock Purchase Agreement dated July 23, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXIM BIOTECHNOLOGIES, INC.

Dated: August 29, 2022	By:	/s/ John W. Huemoeller II
Name: John W. Huemoeller II
Chief Executive Officer